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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT RECORDED)

                                AUGUST 15, 1997
                                BB&T CORPORATION

             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER : 1-10853

        NORTH CAROLINA                         56-0939887
   (State of Incorporation)       (I.R.S. Employer Identification No.)

    200 WEST SECOND STREET
WINSTON-SALEM, NORTH CAROLINA                     27101
    (Address of Principal                      (Zip Code)
      Executive Offices)

                                 (910) 733-2000
              (Registrant's Telephone Number, Including Area Code)

                           This Form 8-K has 6 pages.

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ITEM 5.

     On July 1, 1997, BB&T Corporation completed its acquisition of United Carolina Bancshares Corporation ("UCB") of Whiteville, North Carolina in a transaction accounted for as a pooling of interests. Under the terms of the merger agreement, UCB shareholders received 1.135 shares of BB&T common stock in exchange for each share of UCB common stock held, which resulted in the issuance of 27.7 million shares. The purpose of this filing is to report the combined financial condition and combined results of operations including UCB for the period ending July 31, 1997 and to report certain prior period balances restated to include the accounts of UCB.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Combined Balance Sheets and Statements of Income, including explanatory notes, including BB&T and UCB for the periods indicated.

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                       BB&T CORPORATION AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

       (INCLUDES THE ACCOUNTS OF UNITED CAROLINA BANCSHARES CORPORATION)
                                 JULY 31, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

ASSETS
  Cash and due from banks......................................................................................   $   716,120
  Interest-bearing deposits with banks.........................................................................        20,920
  Federal funds sold and securities purchased under resale agreements or similiar arrangements.................        21,960
  Securities available for sale................................................................................     6,379,115
  Securities held to maturity..................................................................................       111,745
  Loans held for sale..........................................................................................       245,621
  Loans and leases, net of unearned income.....................................................................    18,915,325
     Allowance for loan and lease losses.......................................................................      (253,219)
       Loans and leases, net...................................................................................    18,662,106
  Premises and equipment, net..................................................................................       369,426
  Other assets.................................................................................................       795,610
       Total assets............................................................................................   $27,322,623
LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits:
     Noninterest-bearing demand deposits.......................................................................   $ 2,621,462
     Savings and interest checking.............................................................................     1,970,281
     Money rate savings........................................................................................     4,603,897
     Other time deposits.......................................................................................    10,299,130
       Total deposits..........................................................................................    19,494,770
  Short-term borrowed funds....................................................................................     2,687,099
  Long-term debt...............................................................................................     2,678,561
  Accounts payable and other liabilities.......................................................................       356,588
       Total liabilities.......................................................................................    25,217,018
  Shareholders' equity:
     Preferred stock...........................................................................................            --
     Common stock..............................................................................................       676,646
     Additional paid-in capital................................................................................        69,976
     Retained earnings.........................................................................................     1,322,463
     Loan to employee stock ownership plan and unvested restricted stock.......................................        (1,813)
     Net unrealized appreciation on securities available for sale, net of income taxes.........................        38,333
       Total shareholders' equity..............................................................................     2,105,605
       Total liabilities and shareholders' equity..............................................................   $27,322,623

  The accompanying notes are an integral part of these consolidated financial statements.

                       BB&T CORPORATION AND SUBSIDIARIES

                        CONSOLIDATED STATEMENT OF INCOME

   (INCLUDES THE OPERATING RESULTS OF UNITED CAROLINA BANCSHARES CORPORATION)
                       FOR THE MONTH ENDED JULY 31, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

Interest Income
  Interest and fees on loans and leases........................................................................    $     146,519
  Interest and dividends on securities.........................................................................           34,979
  Interest on temporary investments............................................................................              242
     Total interest income.....................................................................................          181,740
Interest Expense
  Interest on deposits.........................................................................................           63,501
  Interest on short-term borrowings............................................................................           12,189
  Interest on long-term debt...................................................................................           13,207
     Total interest expense....................................................................................           88,897
Net interest income............................................................................................           92,843
  Provision for loan and lease losses..........................................................................            8,001
Noninterest Income
  Service charges on deposits..................................................................................           13,000
  Mortgage banking activities..................................................................................            4,359
  Trust revenue................................................................................................            2,840
  Agency insurance commissions.................................................................................            3,500
  Other insurance commissions..................................................................................              943
  Other nondeposit fees and commissions........................................................................            8,911
  Securities gains, net........................................................................................               82
  Other income (Note B)........................................................................................            2,333
     Total noninterest income..................................................................................           35,968
Noninterest Expense
  Personnel expense (Note B)...................................................................................           52,521
  Occupancy and equipment expense (Note B).....................................................................           25,544
  Federal deposit insurance expense............................................................................              425
  Foreclosed property expense..................................................................................              282
  Amortization expense -- intangible assets....................................................................            1,922
  Other noninterest expense (Note B)...........................................................................           75,467
     Total noninterest expense.................................................................................          156,161
  Loss before income tax benefit (Note B)......................................................................          (35,351)
  Income tax benefit (Note B)..................................................................................          (10,586)
     Net loss (Note B).........................................................................................    $     (24,765)
Per Common Share
  Net loss (Note B):
     Primary...................................................................................................    $       (0.18)
     Fully diluted.............................................................................................    $       (0.18)
  Weighted average shares outstanding
     Primary...................................................................................................      137,762,182
     Fully diluted.............................................................................................      137,887,169

  The accompanying notes are an integral part of these consolidated financial statements.

                       BB&T CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

   RESTATED TO INCLUDE THE ACCOUNTS OF UNITED CAROLINA BANCSHARES CORPORATION
                                  (UNAUDITED)

                                                                                                 MARCH 31, 1997    JUNE 30, 1997
                                                                                                     (DOLLARS IN THOUSANDS)
ASSETS
  Cash and due from banks.....................................................................    $    708,118      $    848,420
  Interest-bearing deposits with banks........................................................           8,707            11,305
  Federal funds sold and securities purchased under resale agreements or similiar
     arrangements.............................................................................          88,274            21,362
  Securities available for sale...............................................................       6,092,200         6,378,196
  Securities held to maturity.................................................................         166,599           154,111
  Loans held for sale.........................................................................         273,020           258,216
  Loans and leases, net of unearned income....................................................      18,297,896        18,873,776
     Allowance for loan and lease losses......................................................        (242,253)         (251,222)
       Loans and leases, net..................................................................      18,055,643        18,622,554
  Premises and equipment, net.................................................................         383,621           390,976
  Other assets................................................................................         737,230           786,941
       Total assets...........................................................................    $ 26,513,412      $ 27,472,081
LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits:
     Noninterest-bearing demand deposits......................................................    $  2,619,058      $  2,761,412
     Savings and interest checking............................................................       2,061,078         2,021,928
     Money rate savings.......................................................................       4,568,388         4,618,570
     Other time deposits......................................................................      10,346,185        10,648,820
       Total deposits.........................................................................      19,594,709        20,050,730
  Short-term borrowed funds...................................................................       2,197,953         2,324,930
  Long-term debt..............................................................................       2,275,539         2,643,534
  Accounts payable and other liabilities......................................................         340,723           335,140
       Total liabilities......................................................................      24,408,924        25,354,334
  Shareholders' equity:
     Preferred stock..........................................................................              --                --
     Common stock.............................................................................         643,240           636,183
     Additional paid-in capital...............................................................         174,996           117,058
     Retained earnings........................................................................       1,294,198         1,347,400
     Loan to employee stock ownership plan and unvested restricted stock......................          (1,935)           (1,819)
     Net unrealized (depreciation) appreciation on securities available for sale, net of
      income taxes............................................................................          (6,011)           18,925
       Total shareholders' equity.............................................................       2,104,488         2,117,747
       Total liabilities and shareholders' equity.............................................    $ 26,513,412      $ 27,472,081

  The accompanying notes are an integral part of these consolidated financial statements.

                       BB&T CORPORATION AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

    RESTATED TO INCLUDE THE OPERATING RESULTS OF UNITED CAROLINA BANCSHARES
                                  CORPORATION
                                  (UNAUDITED)

                                                                                                     FOR THE
                                                                                                      THREE        FOR THE SIX
                                                                                 FOR THE THREE     MONTHS ENDED    MONTHS ENDED
                                                                                  MONTHS ENDED       JUNE 30,        JUNE 30,
                                                                                 MARCH 31, 1997        1997            1997
                                                                                             (DOLLARS IN THOUSANDS)
Interest Income
  Interest and fees on loans & leases.........................................    $    403,851     $   429,306     $   833,157
  Interest and dividends on securities........................................          96,729         102,516         199,245
  Interest on temporary investments...........................................             681             856           1,537
     Total interest income....................................................         501,261         532,678       1,033,939
Interest Expense
  Interest on deposits........................................................         179,326         186,643         365,969
  Interest on short-term borrowed funds.......................................          27,005          32,532          59,537
  Interest on long-term debt..................................................          30,128          34,912          65,040
     Total interest expense...................................................         236,459         254,087         490,546
Net interest income...........................................................         264,802         278,591         543,393
  Provision for loan and lease losses.........................................          20,850          25,100          45,950
Noninterest Income
  Service charges on deposits.................................................          36,456          37,803          74,259
  Mortgage banking activities.................................................          11,752          10,919          22,671
  Trust revenue...............................................................           6,858           8,504          15,362
  Agency insurance commissions................................................          11,296           9,205          20,501
  Other insurance commissions.................................................           3,557           3,347           6,904
  Other nondeposit fees and commissions.......................................          22,636          25,326          47,962
  Securities gains (losses), net..............................................             814            (933 )          (119 )
  Other income................................................................           6,743           7,084          13,827
     Total noninterest income.................................................         100,112         101,255         201,367
Noninterest Expense
  Personnel expense...........................................................         102,088         101,054         203,142
  Occupancy and equipment expense.............................................          31,284          33,164          64,448
  Federal deposit insurance expense...........................................           1,237           1,298           2,535
  Foreclosed property expense.................................................             771             677           1,448
  Amortization expense -- intangible assets...................................           4,353           5,536           9,889
  Other noninterest expense...................................................          57,858          63,597         121,455
     Total noninterest expense................................................         197,591         205,326         402,917
  Income before income taxes..................................................         146,473         149,420         295,893
  Provision for income taxes..................................................          49,851          50,760         100,611
     Net income...............................................................    $     96,622     $    98,660     $   195,282
Per Common Share
  Net income:
     Primary..................................................................    $       0.69     $      0.71     $      1.40
     Fully diluted............................................................    $       0.69     $      0.71     $      1.40
  Dividends paid on common shares.............................................    $       0.27     $      0.27     $      0.54
  Weighted average shares outstanding
     Primary..................................................................     139,203,042     138,810,123     139,081,467
     Fully diluted............................................................     139,203,042     139,100,159     139,394,135

  The accompanying notes are an integral part of these consolidated financial statements.

                       BB&T CORPORATION AND SUBSIDIARIES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                 JULY 31, 1997

A. BASIS OF PRESENTATION

     On July 1, 1997, BB&T Corporation ("BB&T") consummated the acquisition United Carolina Bancshares Corporation ("UCB") in a transaction accounted for as a pooling of interests. Pursuant to the risk sharing provisions of Accounting Series Release Nos. 130 and 135 promulgated by the Securities and Exchange Commission, the operating results for the month of July, 1997, for BB&T including the results of UCB and its former subsidiaries are provided herein.

     In the opinion of management, the accompanying unaudited financial statements contain all adjustments necessary to present fairly the combined and restated results of BB&T and UCB. The results of operations for the month of July were materially adversely affected by the nonrecurring merger-related charges discussed in Note B and are not indicative of future operating results.

B. NONRECURRING CHARGES

     During July, 1997, BB&T recorded nonrecurring merger-related charges and expenses as follows. (DOLLARS IN THOUSANDS).

Losses on the disposal of premises and equipment related to the consolidation of branch offices and bank operating
  functions........................................................................................................   $31,491
Cost associated with severance pay, termination of employment contracts, early retirement packages and other
  employment-related matters.......................................................................................    16,998
Expenses in connection with early termination of lease contracts and other occupancy-related costs.................    11,773
All other costs, including professional fees, printing, mailing, regulatory filing fees, operational charge-offs,
  charitable donations, and branch and departmental supplies.......................................................    31,783
Total nonrecurring merger-related charges and expenses.............................................................    92,045
Income tax benefits................................................................................................    32,388
Nonrecurring merger-related charges and expenses, net of income tax benefits.......................................   $59,657

     In addition to the charges described above, it is anticipated that additional nonrecurring merger-related costs of approximately $13.9 million will be recorded during the remainder of the third quarter and an additional $6.4 million will be recorded in the fourth quarter of 1997. The third quarter expenses will be partially offset by the gain on divestiture of deposits discussed in Note C.

C. DIVESTITURE OF DEPOSITS

     In conjunction with the merger of BB&T and UCB, BB&T is required to divest certain deposits and branch locations to remain in compliance with anti-trust regulations. It is currently estimated that BB&T will divest approximately $505.2 million of deposits during August, 1997 and record a gain on the divestiture of approximately $48.0 million which will serve to partially offset the nonrecurring merger-related charges and expenses described in Note B.